SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                               --------------

                                  FORM 8-K

                               CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d)

                   OF THE SECURITIES EXCHANGE ACT OF 1934


                               July 19, 2002
                      -------------------------------
                     (Date of earliest event reported)


                     Video Network Communications, Inc.
              ------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


    Delaware                     000-22235                  52-1707962
-----------------            ------------------        ---------------------
   (State of                (Commission File              (I.R.S. Employer
Incorporation)                   Number)               Identification Number)


          50 International Drive, Portsmouth, New Hampshire 03801
              -----------------------------------------------
            (Address of principal executive office and zip code)


                               (603) 334-6700
             -------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
         ---------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.   CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS.

(a) Effective on July 19, 2002, Video Network Communications, Inc. (the "Company") dismissed its current independent public accountants, Ernst & Young LLP ("E&Y"), as the Company's certifying accountant. This decision was made by the Company's board of directors in connection with the recent majority equity position taken in the Company by Moneyline Telerate Holdings.

         The reports of E&Y on the financial statements of the Company since E&Y's engagement on June 26, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of the financial statements as of and for the year ended December 31, 2001 included an explanatory paragraph expressing substantial doubt regarding the Company's ability to continue as a going concern. In addition, for the year ended December 31, 2001, E&Y identified a reportable condition in the Company's internal controls relative to its ability to report in a timely manner as required under the Securities Exchange Act of 1934.

         Since E&Y's engagement on June 26, 2001, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or other auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the financial statements.

(b) Effective on July 19, 2002, the Company engaged Deloitte & Touche LLP ("D&T") as its independent auditors to audit the Company's financial statements, which engagement was approved by the Company's board of directors. The Company has not consulted D&T regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

No.      Description

16.1     Letter from Ernst & Young LLP to the Securities and Exchange
         Commission.*

*To be filed by amendment.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            VIDEO NETWORK COMMUNICATIONS, INC.


Date: July 25, 2002                         By: /s/ Carl Muscari
                                                ------------------------------
                                                Name:  Carl Muscari
                                                Title: Chief Executive Officer

                               EXHIBIT INDEX


No.        Description


16.1       Letter from Ernst & Young LLP to the Securities and
           Exchange Commission.*

*To be filed by amendment.